SUPPLEMENT DATED AUGUST 28, 2009

TO PROSPECTUS DATED MAY 1, 2008

Prudential Variable Contract Account GI-2

WITH RESPECT TO

GROUP VARIABLE UNIVERSAL LIFE

The following change is applicable to Group Variable Universal Life:

Effective August 28, 2009, the Templeton Global Asset Allocation Fund will no longer be available on Group Variable Universal Life.

GVULSUP103 Ed. 8/2009